---------------------------------------------------------------
                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  12
Report of Independent Accountants................  16
Dividend Reinvestment Plan.......................  17

VKL ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained
momentum, causing the bond market to                    [photo]
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of
their earlier losses.                     DENNIS J. MCDONNELL AND DON G. POWELL
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW
    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [pie chart]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996


AAA..........   59.7%
AA...........    8.9%
A............   16.8%
BBB..........   11.4%
B............    1.9%
Non-rated....    1.3%

Based upon credit ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.49 percent(3), based on the closing stock price of $10.625 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.14 percent(4) on a taxable investment.
    The Trust's one-year total return was 5.35 percent(1), including reinvestment of all dividends, reflecting a 1.2 percent decrease in market price for the period ended October 31, 1996.

               Top Five Portfolio Holdings by Industry as of October
               31, 1996
                    Health Care....................... 19.1%
                    Housing........................... 16.3%
                    Education......................... 15.8%
                    Transportation.................... 15.6%
                    Utilities......................... 13.2%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKL)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............     5.35%
One-year total return based on NAV(2)......................     6.29%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     6.49%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    10.14%

 SHARE VALUATIONS

Net asset value............................................   $ 12.92
Closing common stock price.................................   $10.625
One-year high common stock price (02/12/96)................   $11.375
One-year low common stock price (06/24/96).................   $ 9.875
Preferred share (Series A) rate(5).........................    3.400%
Preferred share (Series B) rate(5).........................    3.460%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALASKA  1.4%
$1,500   Alaska St Hsg Fin Corp Ser A Rfdg...............  5.000%    12/01/18  $ 1,341,270
                                                                               -----------
         CALIFORNIA  9.4%
 4,500   Los Angeles Cnty, CA Metro Tran Auth Sales Tax
         Rev Ser A Rfdg (FGIC Insd) (d)..................  5.000     07/01/21    4,087,935
 3,000   Los Angeles, CA Regl Arpts Impt Corp Lease Rev
         Los Angeles Intl Arpt (FSA Insd)................  6.700     01/01/22    3,207,150
 1,500   Orange County, CA Recovery Ctfs Partn Ser A
         (MBIA Insd).....................................  6.000     07/01/07    1,623,375
                                                                               -----------
                                                                                 8,918,460
                                                                               -----------
         COLORADO  5.7%
 2,435   Colorado Hsg Fin Auth Single Family Prog Sr Ser
         E...............................................  8.125     12/01/24    2,732,460
 2,500   Meridian Metro Dist CO Rfdg.....................  7.000     12/01/01    2,675,600
                                                                               -----------
                                                                                 5,408,060
                                                                               -----------
         HAWAII  1.2%
 1,000   Hawaii St Arpts Sys Rev (FGIC Insd).............  7.000     07/01/10    1,100,980
                                                                               -----------
         ILLINOIS  1.1%
 1,000   Illinois Hlth Fac Auth Rev Ravenswood Hosp Med
         Cent Ser A Rfdg.................................  8.800     06/01/06    1,037,740
                                                                               -----------
         INDIANA  4.0%
 3,450   Indiana Hlth Fac Fin Auth Hosp Rev Comm Hosp of
         IN (MBIA Insd)..................................  6.850     07/01/22    3,799,933
                                                                               -----------
         KENTUCKY  4.0%
 4,000   Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd)...................  5.300     05/15/19    3,825,160
                                                                               -----------
         LOUISIANA  8.5%
 2,145   Louisiana Pub Fac Auth Rev (Embedded Cap) (FGIC
         Insd)...........................................  5.875     02/15/11    2,198,475
 1,750   Saint Charles Parish, LA Environmental Impt Rev
         LA Pwr & Lt Co Proj A (AMBAC Insd)..............  6.875     07/01/24    1,936,305
 3,500   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
         & Lt Co Proj A (FSA Insd).......................  7.500     06/01/21    3,918,495
                                                                               -----------
                                                                                 8,053,275
                                                                               -----------
         MAINE  4.3%
 4,000   Maine Muni Bond Bk Ser A Rfdg...................  5.375     11/01/08    4,029,880
                                                                               -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
-------------------------------------------------------------------------------------------
         MASSACHUSETTS  3.3%
$2,195   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A..............................  6.000%    10/01/23  $ 1,823,979
 1,235   Massachusetts St Indl Fin Agy Rev...............  6.750     12/01/20    1,259,231
                                                                               -----------
                                                                                 3,083,210
                                                                               -----------
         MICHIGAN  4.8%
 1,580   Michigan Higher Edl Fac Auth Ltd Oblig Rev Hope
         College Rfdg (Connie Lee Insd)..................  7.000     10/01/13    1,761,637
 2,500   Michigan St Strategic Fund Ltd Oblig Rev Detroit
         Edison Co College Rfdg (FGIC Insd)..............  6.950     09/01/21    2,737,700
                                                                               -----------
                                                                                 4,499,337
                                                                               -----------
         MISSOURI  4.5%
 3,855   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM
         Hlthcare Ser AA Rfdg (MBIA Insd)................  6.400     06/01/10    4,271,610
                                                                               -----------
         NEVADA  2.0%
 1,780   Nevada Hsg Div Single Family Prog Ser E (FHA
         Gtd)............................................  6.900     10/01/14    1,871,634
                                                                               -----------
         NEW JERSEY  3.6%
 1,340   New Jersey Econ Dev Auth Dist Heating & Cooling
         Rev Trigen Trenton Proj Ser A...................  6.200     12/01/10    1,360,529
 2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd)......................  6.000     07/01/14    2,041,700
                                                                               -----------
                                                                                 3,402,229
                                                                               -----------
         NEW YORK  16.4%
 2,000   New York City, NY Hsg Dev Corp Mtg Rev
         Multi-Family Ser A Rfdg (FHA Gtd)...............  6.550     10/01/15    2,091,880
 3,000   New York City, NY Muni Wtr Fin Auth Wtr & Swr
         Sys Rev Ser A...................................  5.625     06/15/19    2,935,950
 1,000   New York City, NY Ser H (FSA Insd)..............  7.000     02/01/21    1,115,830
 4,000   New York St Dorm Auth Rev City Univ Ser F.......  5.000     07/01/14    3,549,640
 2,500   New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg............................................  5.250     05/15/09    2,410,950
 3,100   New York St Med Care Fac Fin Agy Rev NY Hosp Ser
         A (AMBAC Insd)..................................  6.800     08/15/24    3,427,577
                                                                               -----------
                                                                                15,531,827
                                                                               -----------
         OHIO  1.1%
 1,500   Akron, OH Ctfs Partn Akron Muni Baseball Stadium
         Proj (b) (c).................................... 0/6.900    12/01/16    1,079,805
                                                                               -----------
         OKLAHOMA  2.3%
 2,000   Oklahoma Hsg Fin Agy Single Family Mtg Rev
         Homeownership Ln Pgm Ser A (GNMA
         Collateralized).................................  7.050     09/01/26    2,172,460
         OREGON  2.2%
 1,750   Emerald Peoples Util Dist OR Rfdg (FGIC Insd)...  7.350     11/01/07    2,087,855
                                                                               -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
-------------------------------------------------------------------------------------------
         TEXAS  6.5%
$1,425   Tarrant Cnty, TX Jr College Dist................  5.050%    02/15/10  $ 1,381,039
 3,015   Texas Hsg Agy Residential Dev Rev Mtg Ser D
         (GNMA Collateralized)...........................  8.400     01/01/21    3,168,554
 1,530   Texas St Higher Edl Coordinating Brd College
         Student Ln Rev Sr Lien..........................  7.700     10/01/25    1,582,295
                                                                               -----------
                                                                                 6,131,888
                                                                               -----------
         VIRGINIA  4.6%
 2,885   Fairfax Cnty, VA Econ Dev Auth Res Recovery Rev
         Ogden Martin Sys Ser A..........................  7.750     02/01/11    3,121,541
 1,250   Fairfax Cnty, VA Indl Dev Auth Rev Inova Hlth
         Sys Hosp Proj Rfdg (FSA Insd)...................  5.000     08/15/13    1,190,512
                                                                               -----------
                                                                                 4,312,053
                                                                               -----------
         WISCONSIN  1.1%
   940   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser F...........................................  7.550     07/01/26    1,007,069
                                                                               -----------
         PUERTO RICO  6.8%
 4,800   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y (Embedded Cap) (FSA Insd).....................  5.730     07/01/21    5,258,448
 1,100   Puerto Rico Elec Pwr Auth Pwr Rev Ser N.........  7.000     07/01/07    1,188,858
                                                                               -----------
                                                                                 6,447,306
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $88,136,549) (a).....................................................   93,413,041
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..................................    1,092,053
                                                                               -----------
NET ASSETS  100.0%...........................................................  $94,505,094
                                                                               ===========

(a) At October 31, 1996, the cost for federal income tax purposes is $88,136,549; the aggregate gross unrealized appreciation is $5,452,332 and the aggregate gross unrealized depreciation is $175,840, resulting in net unrealized appreciation of $5,276,492.

(b) Security purchased on a when issued or delayed delivery basis.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(d) Asset segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $88,136,549) (Note 1).................  $93,413,041
Cash.....................................................................      570,337
Receivables:
  Interest...............................................................    1,724,478
  Securities Sold........................................................       92,865
Unamortized Organizational Expenses (Note 1).............................       16,535
                                                                           -----------
      Total Assets.......................................................   95,817,256
                                                                           -----------
LIABILITIES:
Payables:
  Securities Purchased...................................................    1,063,695
  Income Distributions -- Common and Preferred Shares....................       79,426
  Investment Advisory and Administrative Fees (Note 2)...................       55,784
  Affiliates (Note 2)....................................................        1,265
Accrued Expenses.........................................................       64,465
Deferred Compensation and Retirement Plans (Note 2)......................       47,527
                                                                           -----------
      Total Liabilities..................................................    1,312,162
                                                                           -----------
NET ASSETS...............................................................  $94,505,094
                                                                           ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,360 issued with liquidation preference of $25,000 per share) (Note 5)......  $34,000,000
                                                                           -----------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 4,682,128 shares issued and outstanding)...................       46,821
Paid in Surplus..........................................................   64,532,602
Net Unrealized Appreciation on Securities................................    5,276,492
Accumulated Undistributed Net Investment Income..........................      272,204
Accumulated Net Realized Loss on Securities..............................   (9,623,025)
                                                                           -----------
      Net Assets Applicable to Common Shares.............................   60,505,094
                                                                           -----------
NET ASSETS...............................................................  $94,505,094
                                                                           ===========
NET ASSET VALUE PER COMMON SHARE ($60,505,094 divided by 4,682,128
  shares outstanding)....................................................  $     12.92
                                                                           ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................................................  $5,529,195
                                                                            ----------
EXPENSES:
Investment Advisory and Administrative Fees (Note 2)......................     656,202
Preferred Share Maintenance (Note 5)......................................     117,940
Trustees Fees and Expenses (Note 2).......................................      22,692
Legal (Note 2)............................................................      11,583
Amortization of Organizational Expenses (Note 1)..........................       8,019
Other.....................................................................     111,431
                                                                            ----------
    Total Expenses........................................................     927,867
                                                                            ----------
NET INVESTMENT INCOME.....................................................  $4,601,328
                                                                            ==========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments.............................................................  $  278,349
  Options.................................................................     (73,281)
  Futures.................................................................      13,985
                                                                            ----------
Net Realized Gain on Securities...........................................     219,053
                                                                            ----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period.................................................   5,181,063
  End of the Period:
    Investments...........................................................   5,276,492
                                                                            ----------
Net Unrealized Appreciation on Securities During the Period...............      95,429
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES............................  $  314,482
                                                                            ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS................................  $4,915,810
                                                                            ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                   Year Ended         Year Ended
                                                October 31, 1996   October 31, 1995
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $ 4,601,328       $ 4,644,575
Net Realized Gain/Loss on Securities..........        219,053        (5,477,980)
Net Unrealized Appreciation on
  Securities During the Period................         95,429        11,943,913
                                                  -----------       -----------
Change in Net Assets from Operations..........      4,915,810        11,110,508
                                                  -----------       -----------
Distributions from Net Investment Income:
  Common Shares...............................     (3,242,307)       (3,623,929)
  Preferred Shares............................     (1,231,813)       (1,348,208)
                                                  -----------       -----------
Total Distributions...........................     (4,474,120)       (4,972,137)
                                                  -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................        441,690         6,138,371
                                                  -----------       -----------
FROM CAPITAL TRANSACTIONS:
Recapture of Excess Offering Costs............            -0-            46,423
                                                  -----------       -----------
TOTAL INCREASE IN NET ASSETS..................        441,690         6,184,794
NET ASSETS:
Beginning of the Period.......................     94,063,404        87,878,610
                                                  -----------       -----------
End of the Period (Including undistributed net
  investment income of $272,204 and $144,996,
  respectively)...............................    $94,505,094       $94,063,404
                                                  ===========       ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          November 26, 1993
                                                                            (Commencement
                                                 Year Ended October 31,     of Investment
                                                ------------------------   Operations) to
                                                 1996             1995    October 31, 1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a).... $12.828         $11.507            $13.783
                                                 -------          ------             ------
Net Investment Income...........................    .983            .992               .894
Net Realized and Unrealized Gain/Loss on
  Securities....................................    .068           1.391             (2.377)
                                                 -------          ------             ------
Total from Investment Operations................   1.051           2.383             (1.483)
                                                 -------          ------             ------
Less Distributions from Net Investment Income:
  Paid to Common Shareholders...................    .693            .774               .621
  Common Share Equivalent of Distributions Paid
    to Preferred Shareholders...................    .263            .288               .172
                                                 -------          ------             ------
Total Distributions.............................    .956           1.062               .793
                                                 -------          ------             ------
Net Asset Value, End of the Period.............. $12.923         $12.828            $11.507
                                                 =======         =======            =======
Market Price Per Share at End of the Period..... $10.625         $10.750             $9.625
Total Investment Return at Market Price (b).....   5.35%          19.87%            (27.90%)*
Total Return at Net Asset Value (c).............   6.29%          18.75%            (14.18%)*
Net Assets at End of the Period (In millions)...   $94.5           $94.1              $87.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares...................   1.55%           1.68%              1.58%
Ratio of Expenses to Average Net Assets.........    .99%           1.05%              1.04%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)........   5.62%           5.77%              6.06%
Portfolio Turnover..............................     47%             84%               224%*

(a) Net asset value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Select Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in

                                October 31, 1996
--------------------------------------------------------------------------------

connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $9,623,025 which will expire between October 31, 2002 and October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

    For the year ended October 31, 1996, 100% of the income distributions made by the Trust were exempt from Federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, the Adviser will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $11,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                                October 31, 1996
--------------------------------------------------------------------------------

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 1996, were $46,493,577 and $43,236,925, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1995...................        -0-    $    -0-
Options Written and Purchased (Net)...............        125     (73,275)
Options Terminated in Closing Transactions
  (Net)...........................................        -0-         -0-
Options Expired (Net).............................       (125)     73,275
                                                         ----    --------
Outstanding at October 31, 1996...................        -0-    $    -0-
                                                         ====    ========

                                October 31, 1996
--------------------------------------------------------------------------------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

    Transactions in futures contracts for the year ended October 31, 1996, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1995..............................       -0-
Futures Opened...............................................       100
Futures Closed...............................................      (100)
                                                                  -----
Outstanding at October 31, 1996..............................       -0-
                                                                  =====

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on October 31, 1996, was 3.430%. During the year ended October 31, 1996, the rates ranged from 3.279% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

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

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Select Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Select Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Select Sector Municipal Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1996

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

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

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

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income


TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

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

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of Wayne Whalen as elected trustee by the common shareholders of the Trust, 3,015,431 shares voted in his favor, 129,592 withheld. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 1,119 shares voted in his favor, 0 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 3,037,891 voted in favor, 50,897 voted against and 57,354 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 3,962,077 shares voted for the proposal, 153,494 voted against and 157,469 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 1,807,648 shares voted for the proposal, 135,968 voted against and 89,704 abstained.

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           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

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